SHENZHEN REAL ESTATE

LEASE AGREEMENT

landlord (Hereinafter referred to as Party A) Shenzhen Jianhuilong Industry Co. Ltd

Addree _____________________

Post code ________________________

Deputy     Xiaoming Li

Addree _____________________

Post code ________________________

Tenant (Hereinafter referred to as Party B) Shenzhen Yuepengcheng Motor Co. Ltd

Address ________________________

Post code ________________________

No. of Business licence/ID ________________________

Deputy        Enwei Zhang

Address ____________________

Post code ___________________

In compliance with “Contract Law of PRC” and “Regulation of Flat Leasing of Shenzhen Municipality”, both Parties through amicable consultation on the basis of party autonomy, equality and good faith, agree on the following terms and conditions as to the tenancy herein:

ARTICLE 1  Party A will lease to Party B the premises and attached facilities all owned by Party A itself, which is located at   JIANAN ROAD HIGH NEW-TECH INDUSTRIAL ZONE, FUYONG COUNTRY, BAOAN  DISTRICT and in good condition for Party B. The registered size of the leased premises is __7617.99_____square meters totally   14  floors.

ARTICLE 2  The unit rent is RMB 12.5 per square meter per month, and party B will pay the rental RMB 95225 per month to Party A.

ARTICLE 3  The first installment will be paid before  /   (month)  /   (day)   /  (year).

ARTICLE 4  Each successive installment will be paid before ____28_____Th of each month, and Party B should provide Tax invoices to Party A.

ARTICLE 5  The term of tenancy of the premises is commencing from  9th (day) Oct. (month)  2009  year to  31 st (day) Dec. (month)  2010 (year).

Party A will guarantee the lease right of the premises. Otherwise, Party A will be responsible to compensate Party B's losses.

ARTICLE 6  The premises is used for  plant
Party B will use the premises lawfully according to this contract without changing the nature of the premises.

ARTICLE 7  Party A will provide the premises on schedule to Party B for using, and conduct transferring formalities.

In case Party A can’t provide the premise on schedule, Party B has the right to have the contract postponed.

ARTICLE 7  Party A should prepared plans and specifications for the construction of improvements, and, if so, such plans and specifications are attached hereto and incorporated herein by reference.

ARTICLE 8  Party B will pay ____/_____to party A as a deposit before ___/__(month) __/___(day) ____/___(year). Party A will issue a written receipt after receiving the deposit.

ARTICLE 9  Party B will bear the cost of utilities such as communications, water, electricity, gas, management fee etc. on time during the lease term.

ARTICLE 10  In case the premise and attached facilities are damaged by quality problems, natural damages or disasters, Party A will be responsible to repair and pay the relevant expenses.

ARTICLE 11  Party B will not transfer the lease of the premises or sublet it without Party A's approval and should take good care of the premises. Otherwise, Party B will be responsible to compensate any damages of the premises and attached facilities caused by its fault and negligence.

ARTICLE 12  Party B will use the premises lawfully according to this contract，Party A must guarantee the normal enjoyment of the property of Party B and shall not disturb Party B’s normal life on the premises during the leasing period.

ARTICLE 13  Party A agrees at its own cost, to maintain and repair the house and facilities when damaged, which is not because of Party B.

ARTICLE 14  Party B shall reasonably use the rented house and shall not lease or sublease the rented house to another party without the prior consent of the Party A. Party B will take the compensation liability if the house or equipments are damaged because of Party B.

ARTICLE 15  The reconstruction, extension and fitment of the premises should be negotiated by the two parties with written agreement and apply to the authority.

ARTICLE 16  Party B shall reasonably use the rented house and shall not lease or sublease the rented house to another party without the prior consent of the Party A. Party B will take the compensation liability if the house or equipments are damaged because of Party B.

ARTICLE 17  If during leasing period, the whole or part of the leased property is transferred, party A should inform party B with written notice one month in advance to the transfer. Under the same terms Party B has the priority to purchase the premises. Party A shall inform Party B in time prior to the occurrence thereof and ensure the property successors, other right owners or any other third party who might affect Party B’s interests will continuously observe all the terms and conditions of this agreement,

ARTICLE 18  The Agreement will be effective upon the execution by both parties and except provided for otherwise in the agreement, shall not be terminated or cancelled without the mutual agreement by both parties. Both parties shall discuss any other uncovered terms and conditions hereafter.

ARTICLE 19  Except otherwise agreed in the agreement,  if either party has not duly performed its own obligations according to the Agreement the party shall be viewed to have breached the contract unless the defaulting party has been pardoned by the non-defaulting party.

Party A, once breaching the Agreement, shall compensate Party B RMB    /  and return the Security Deposit of RMB     /     to Party B and Party B reserves the right to make other claims to Party A.

If Party B breaches the agreement, Party A will confiscate the Security Deposit of RMB     /     and reserve the right to make other claims to Party B. Party B needs to pay all the fees of water, electricity, gas and telecommunication during the leasing period even in both of the above situations.

ARTICLE 20  If Party B can’t normally use the apartment because of Party A , Party A should return the deposit to Party B at once. And, Party B has the right to ask for the compensation from Party A.

In case the premise and attached facilities are damaged by quality problems, natural damages or accidents, Party A will be responsible to repair and pay the relevant expenses. If Party A can’t repair the damaged facilities in two weeks so that Party B can’t use the facilities normally, Party B has the right to terminate the contract and Party A must return the deposit.

Party A will guarantee the lease right of the premises. In case of occurrence of ownership transfer in whole or in part and other accidents affecting the right of lease by party B, party A shall guarantee that the new owner, and other associated ,third parties shall be bound by the terms of this contract. Otherwise, Party A will be responsible to compensate party B’s losses.

ARTICLE 21  During  ten days after this contract expires, Party B should return and guarantee the good conditions of the premises for normal use.

ARTICLE 22  If Party B desires to renew the tenancy, subject to notifying part A at least one   month prior to the expiry of this tenancy by Party B, both Parties shall enter into a new tenancy agreement.
Party B will notify Party A if it intends to extend the lease. In this situation, two parties will discuss matters over the extension. Under the same terms Party B has the priority to lease the premises.

ARTICLE 23  During the lease term, any party who fails to fulfill any article of this contract without the other party’s understanding will be deemed to breach the contract. Any party who does breach such will take relevant responsibility.

ARTICLE 24  If the contract remains some unperfected parts, the two parties shall negotiate in the annex. Any annex is the integral part of this contract. And they are equally valid.

ARTICLE 25  In event of any dispute arising from implementing the Agreement, both parties shall settle the dispute through amicable consultation and failing such a settlement, both parties may refer the dispute to court.

ARTICLE 26  The Agreement goes into effect upon signature
The two parties should register to the authorities during the 10 days from the signature of the contract.

ARTICLE 27  The Chinese version of the contract will be the main reference.

ARTICLE 28  There are four   originals of this contract. Each party will hold   one   original(s). The register and the relevant department each will hold one   original(s).

Party A (seal):  Shenzhen Jianhuilong Industry Co. Ltd

Representative

Account No

Tel

Date

Deputy (seal) Xiaoming Li                             2009-10-09

Party B (seal)   Shenzhen Yuepengcheng Motor Co. Ltd

Representative

Account No

Tel

Date
Deputy (seal) Enwei Zhang                           2009-10-09

Register (seal)

                                                             2009-10-13